                                                                    EXHIBIT 23.2

    As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 registration statement of our report dated Februrary 1, 1996 incorporated by reference in Hilton Hotels Corporation Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.

                                             ARTHUR ANDERSEN LLP
Los Angeles, California
April 5, 1996